N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2012

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota

Annual Report
December 31, 2012

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA
VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND") (each a "Fund") for the year ended December 31, 2012. Each Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

The U.S. economy continued to recover, however, economic activity decelerated somewhat during the first half of this year. Conditions in the labor market improved during the latter part of 2011 and early this year, with the unemployment rate falling about a percentage point over that period. However, after running at nearly 200,000 per month during the fourth and first quarters, the average increase in employment shrank to 75,000 per month during the second quarter of 2012. Consumer spending continued to advance, but data indicated a somewhat slower rate of growth in the second quarter. Although declines in energy prices provided some support to consumers' purchasing power, households remained concerned about their employment and income prospects and their overall level of confidence remained relatively low. Because of historically low mortgage rates, both new and existing home sales trended upward and some measures of home prices turned up as well. Given the slowing economic growth in the second quarter, the Fed stated that "further policy stimulus likely would be necessary to promote satisfactory growth in employment and to ensure that the inflation rate would be at the Committee's goal."

Economic activity turned more positive in the third quarter of 2012. Household spending continued to advance and the housing sector showed further signs of improvement. Inflation was kept in check, although some key commodities started to show signs of further advancement. In its September meeting, the Federal Open Market Committee ("FOMC") agreed to increase policy accommodation by purchasing additional agency mortgage-backed securities at a pace of $40 billion per month (essentially what was known as QE3). The FOMCs action and their commitment to increase their holdings of longer-term securities intended to put downward pressure on longer-term interest rates, support mortgage markets, and help to make broader financial conditions more accommodative.

Major events like the Presidential Election, Hurricane Sandy, and the Fiscal Cliff added volatility to the markets in the fourth quarter of 2012. Apart from weather related disruptions, economic activity and employment continued to expand at a moderate pace. However, in early December, the FOMC stated that it "remains concerned that, without sufficient policy accommodation, economic growth might not be strong enough to generate sustained improvement in labor market conditions. Furthermore, strains in global financial markets continue to pose significant downside risks to the economic outlook." As a result, the FOMC continued purchasing mortgage-backed securities at a pace of $40 billion a month. The year ended with a deal on the Fiscal Cliff, adding confidence to the economy. Little was done to resolve spending issues in Washington and discussions on spending cuts or sequestration will likely be a major theme in the first half of 2013.

Municipal Bond Market Recap

On the heels of a stellar total return performance in 2011, the municipal market entered 2012 with a full head of steam& and very little new issue supply to satisfy demand. Accelerating demand further was the Fed's late January announcement that the fed funds rate would remain at "exceptionally low levels" through late 2014. With new issue supply still depressed in early February, the municipal market continued its strength until an outsized week of primary issuance in early March ended the run and sharply reversed much of the prior municipal price gains amid a relatively stable United States Treasuries (UST) market. Shortly after, a downturn in USTs amplified the price declines in municipals, vaulting 10-year benchmark municipal yields over 65 basis points higher during the course of just a few weeks.

What followed this correction was a generally steady pace of price advances in the second quarter driven by consistently robust weekly mutual fund inflows amid constrained net new bond supply.

The municipal bond market accelerated versus the USTs during the beginning of the third quarter of 2012. Driving the performance was outsized bond redemptions, robust municipal bond mutual fund inflows, and elevated municipal to UST ratios. Yields fell most on longer maturities, with 12+ year maturities falling by more than 30 basis points in the month of July. Municipal bonds continued their advance, albeit to a lesser extent throughout the remainder of the third quarter.

Following a quiet October, the municipal market rallied in November, as equity markets sold off following the election and municipal fund inflows were strong. Yields on municipals with 10+ year maturities fell by another 30+ basis points. The strong rally in November was negated as December brought an equal correction in the opposite direction. Concerns over a possible limitation on the municipal tax exemption as part of the Fiscal Cliff talks drove the December correction along with strong new issuance. Eventually, Washington was able to strike a deal as the New Year approached, and concerns over municipal bond taxation lessoned.

Fund Performance and Outlook

Tax-Free Fund for MT and Tax-Free Fund for ND provided a total return of 4.93%* and 4.48%*, respectively (at net asset value with distributions reinvested) for the year ended December 31, 2012, compared to the Funds' benchmark, the Barclays Capital Municipal Bond Index which returned 6.78%.

The first quarter of 2012 was volatile with a significant decline in yields and increase in prices in January and early February resulting in a moderate increase in each Fund's share price. From early February through March, however, municipal yields rose with a resulting decrease in prices and each Fund's share price as supply briefly expanded and U.S. Treasury prices fell.

The second quarter was more stable finishing with lower yields as robust municipal fund inflows amid constrained net new municipal bond supply drove municipal prices as well as the Funds' share prices higher.

The third quarter started off strong with outsized bond redemptions and strong fund inflows propelling municipal bonds and each Fund's share prices higher. Through August and September, each fund's share price moved slightly higher to finish a strong quarter.

Following a stable municipal bond market in October, the remainder of the fourth quarter was volatile as municipal bonds and the Funds' share price traded up through the end of November and then down in December. The Funds' share price finished slightly lower for the quarter as the Fiscal Cliff talks in Washington ignited fears of a cap on the municipal bond tax exemption.

Despite the continued scarcity of Montana and North Dakota municipal bonds throughout the period, each Fund was able to obtain an adequate supply of investment grade bonds of various maturities. Each Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from federal and each Fund's state income taxes and is consistent with preservation of capital remains the investment objective of each Fund.

Finally, we recommend that shareholders view their investment in each Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relatively low volatility that municipal bonds have provided for decades.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. For Tax-Free Fund for MT and Tax-Free Fund for ND, the total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.16% and 1.25%, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.97% and 0.97%, respectively.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for Montana without Sales Charge	Viking Tax-Free Fund for Montana with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/02	$10,000	$9,622	$10,000
12/31/03	$10,444	$10,049	$10,532
12/31/04	$10,867	$10,456	$11,003
12/30/05	$11,080	$10,661	$11,391
12/29/06	$11,540	$11,103	$11,944
12/31/07	$11,881	$11,432	$12,346
12/31/08	$11,327	$10,899	$12,041
12/31/09	$12,683	$12,204	$13,596
12/31/10	$12,928	$12,440	$13,918
12/30/11	$14,411	$13,866	$15,406
12/31/12	$15,122	$14,550	$16,448

Average Annual Total Returns for the periods ending December 31, 2012

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	4.93%	6.03%	4.94%	4.22%	4.61%
With sales charge (3.75%)	1.02%	4.70%	4.13%	3.82%	4.31%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for North Dakota without Sales Charge	Viking Tax-Free Fund for North Dakota with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/02	$10,000	$9,624	$10,000
12/31/03	$10,460	$10,067	$10,532
12/31/04	$10,853	$10,445	$11,003
12/30/05	$11,096	$10,679	$11,391
12/29/06	$11,625	$11,188	$11,944
12/31/07	$11,947	$11,498	$12,346
12/31/08	$11,364	$10,937	$12,041
12/31/09	$12,929	$12,443	$13,596
12/31/10	$13,120	$12,627	$13,918
12/30/11	$14,526	$13,980	$15,406
12/31/12	$15,177	$14,607	$16,448

Average Annual Total Returns for the periods ending December 31, 2012

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	4.48%	5.48%	4.90%	4.26%	4.70%
With sales charge (3.75%)	0.56%	4.16%	4.11%	3.86%	4.41%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

PORTFOLIO MARKET SECTORS December 31, 2012

Health Care	22.3%
Education	17.2%
General Obligation	16.9%
Transportation	13.2%
Other Revenue	12.4%
Utilities	7.3%
Housing	5.6%
Cash Equivalents and Other	5.1%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2012

	Principal Amount	Fair Value
MUNICIPAL BONDS (94.9%)

Education (17.2%)
Gallatin Cnty MT Sch Dist #44 Belgrade GO 3.500% 06/15/28	$575,000	$632,966
Manhattan MT Sch Dist #3 Sch Bldg 3.000% 07/01/28	160,000	170,634
Manhattan MT Sch Dist #3 Sch Bldg 3.000% 07/01/32	200,000	209,442
*MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/21	750,000	813,660
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/18	260,000	285,412
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.500% 11/15/25	770,000	835,974
MT St Brd of Rgts Hgr Ed Rev Facs Impt - MT St Univ 5.000% 11/15/23	500,000	612,155
MT St Brd of Rgts Hgr Ed Rev Facs Impt - MT St Univ 5.000% 11/15/24	750,000	921,120
MT St Brd of Regt Higher Ed Rev Facs Impt - MT St Univ 5.000% 11/15/25	500,000	609,565
MT St Brd Regt Higher Ed Univ of Mont Ref Rev 4.000% 05/15/25	2,250,000	2,546,460
MT St Brd Regt Higher Ed Univ of Mont Ref Rev 4.000% 05/15/26	1,145,000	1,277,923
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/21	330,000	380,975
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/23	200,000	226,424
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/24	445,000	499,339
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 4.000% 11/15/25	500,000	556,905
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 3.000% 11/15/27	800,000	803,896
MT St Brd Regt Higher Ed Rev Ref (MT St Univ) 3.000% 11/15/28	670,000	672,124
*Univ of MT Univ Revs Facs Acq & Imp Ser C 5.000% 11/15/17	140,000	155,529
Univ of MT Univ Revs Higher Ed Facs Impt Ser D 5.375% 05/15/19	370,000	429,059
Univ of PR 5.000% 06/01/17	900,000	899,325
		13,538,887
General Obligation (16.9%)
Billings MT G.O. 4.000% 07/01/24	290,000	325,006
Billings MT G.O. 4.000% 07/01/25	665,000	739,334
Billings MT G.O. 4.000% 07/01/26	300,000	331,722
Billings MT G.O. 3.000% 07/01/30	500,000	501,860
Butte Silver Bow City & Cnty GO 3.250% 07/01/22	765,000	803,908
Flathead Cnty MT High Sch Dist #44 (Whitefish) G.O. 3.000% 07/01/26	665,000	713,618
Flathead Cnty MT High Sch Dist #44 (Whitefish) G.O. 3.000% 07/01/27	765,000	816,186
Flathead Cnty MT High Sch Dist #44 (Whitefish) G.O. 3.000% 07/01/29	1,400,000	1,481,340
#Flathead Cnty MT Sch Dist #44 (Whitefish) G.O. 2.250% 07/01/23	585,000	594,711
Sch Dist No 54 (Marion) Flathead Cnty Gen Oblig Sch Bldg 3.000% 07/01/26	125,000	133,806
Sch Dist No 54 (Marion) Flathead Cnty Gen Oblig Sch Bldg 3.000% 07/01/32	185,000	193,734
Gallatin Cnty MT High Sch Dist No 7 (Bozeman) Sch Bldg GO 4.250% 06/01/23	95,000	102,980
#Gallatin Cty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/2023	380,000	443,202
#Gallatin Cty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/2024	385,000	440,702
#Gallatin Cty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/2026	295,000	333,256
#Gallatin Cty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/2027	305,000	342,756
#Gallatin Cty MT Sch Dist #7 Bozeman Sch Bldg 4.000% 06/01/2028	440,000	491,731
Glacier Cnty Sch Dist No 15 (Cut Bk) MT GO 2.625% 07/01/26	395,000	414,335
Glacier Cnty Sch Dist No 15 (Cut Bk) MT GO 3.000% 07/01/29	125,000	132,373
Glacier Cnty Sch Dist No 15 (Cut Bk) MT GO 3.125% 07/01/30	150,000	159,911
Missoula Cnty MT LTGO Limited Tax-Ser B 3.000% 07/01/27	410,000	431,066
MT St Drinking Wtr Revolving Fd 4.200% 07/15/20	150,000	150,033
PR Comwlth Pub Impt Ser A 5.000% 07/01/21	755,000	761,334
PR Comwlth Pub Impt Ref 6.000% 07/01/27	600,000	608,814
PR Comwlth Pub Impt Ref - Ser A 5.375% 07/01/25	500,000	537,925
PR Comwlth Pub Impt Ref - Ser A 5.250% 07/01/24	750,000	799,717
Ravalli Cnty MT GO 4.250% 07/01/27	150,000	165,988
Ravalli Cnty MT GO 4.350% 07/01/28	155,000	171,125
Ravalli Cnty MT GO 4.400% 07/01/29	165,000	181,876
		13,304,349
Health Care (22.3%)
MT Fac Fin Auth Health Care Facs Rev Ref-Dev Ctr Proj 4.500% 06/01/16	250,000	253,535
MT Fac Fin Auth Health Care Facs Rev Ref-Dev Ctr Proj 4.750% 06/01/19	170,000	172,225
MT Fac Fin Auth Health Care Facs Rev Childrens Home 4.550% 01/01/17	250,000	264,762
MT Fac Fin Auth Health Master Ln Pg NE MT-B 4.500% 05/01/27	250,000	263,768
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 4.500% 01/01/17	120,000	133,134
MT Fac Fin Auth Health Care Facs Rev (St Luke Health) 5.000% 01/01/22	600,000	669,096
MT Fac Fin Auth Glendive Med Ctr 4.500% 07/01/23	250,000	272,052
MT Fac Fin Auth Health Care Care Rev Kalispell Regl Med Ctr 4.500% 07/01/23	1,025,000	1,137,832
*MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.650% 07/01/24	1,365,000	1,518,467
MT Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.750% 07/01/25	380,000	423,548
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.250% 06/01/30	660,000	743,338
MT Fac Fin Auth Health Care Facs Rev Master Ln PG-Comnty Med Ctr 5.125% 06/01/26	1,000,000	1,133,980
MT Fac Fin Auth Rev Prov Health & Svce 5.000% 10/01/19	175,000	195,093
*MT Fac Fin Auth Rev Prov Health & Svce 5.000% 10/01/22	1,500,000	1,653,150
MT Fac Fin Auth Rev Sr Living St Johns Lutheran 6.125% 05/15/36	300,000	306,717
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/24	150,000	158,895
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/25	275,000	291,096
MT Fac Fin Auth Sisters of Charity Leavenworth 4.750% 01/01/40	750,000	806,310
MT Fac Fin Auth Sisters of Charity Leavenworth 4.000% 01/01/19	75,000	83,350
MT Fac Fin Auth Sisters of Charity of Leavenworth 4.500% 01/01/24	1,000,000	1,102,690
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.500% 01/01/25	575,000	664,608
MT Fac Fin Auth Health Care Hosp-Benefis Health Sys 5.750% 01/01/31	815,000	945,066
MT St Health Fac Auth Health Care Rev (St Hosp) 5.000% 06/01/22	1,100,000	1,102,486
MT St Health Fac Auth Health Care Rev (Big Horn Hosp - Hardin) 5.100% 02/01/18	300,000	300,117
*MT St Health Fac Auth Health Care Rev (Marcus Daly Mem) 6.000% 08/01/20	1,400,000	1,400,714
Yellowstone Cnty MT Health Care Lease Rev 5.000% 09/01/29	1,250,000	1,366,600
Yellowstone Cnty MT Health Care Lease Rev 5.250% 09/01/34	245,000	269,762
		17,632,391
Housing (5.6%)
MT Brd Hsg AMT Single Family Mtg Ser B 4.750% 12/01/27	60,000	60,575
MT Brd Hsg Single Family Program 5.050% 12/01/24	105,000	111,692
MT Brd Hsg Single Family Program 5.300% 12/01/29	460,000	486,261
MT Brd of Hsg Single Family Homeownership-A 4.700% 12/01/26	1,245,000	1,315,156
MT St Brd Hsg Single Family Homeownership-A 4.850% 06/01/28	350,000	379,750
MT Brd of Hsg AMT-Single Familiy Homeownership 3.850% 06/01/19	800,000	831,072
MT St Brd of Hsg Single Family Homeownership 2.650% 06/01/19	250,000	253,160
MT St Brd of Hsg Single Family Homeownership 2.900% 06/01/20	250,000	251,850
MT St Brd of Hsg Single Family Homeownership 3.100% 06/01/21	650,000	657,741
MT Brd Hsg Single Family Mtg Ser C2 4.850% 12/01/26	100,000	101,471
		4,448,728
Other Revenue (12.4%)
Anaconda-Deer Lodge Cnty MT (Mill Creek Project) 4.125% 07/01/29	280,000	290,251
Billings MT Spl Impt Dist No 1385 7.000% 07/01/17	255,000	266,653
Billings MT Spl Impt Dist No 1369 & 1391 5.500% 07/01/26	300,000	326,850
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.550% 07/01/20	65,000	67,839
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.700% 07/01/21	70,000	73,166
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.800% 07/01/22	70,000	72,983
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/17	390,000	409,227
Billings MT Spl Impt Dist Ref No 1360 4.000% 07/01/18	405,000	427,700
Bozeman MT Tax Increment Urban Renewal Rev Downtown Impt Dist 4.950% 07/01/28	200,000	213,638
Butte Silver Bow MT City & Cnty Tax Increment 5.000% 07/01/21	600,000	651,858
Gallatin Cnty MT Rural Impt Dist No 396 5.500% 07/01/25	600,000	640,158
Gallatin Cnty MT Rural Impt Dist No 396 6.000% 07/01/30	1,000,000	1,075,010
Great Falls MT Tax Increment Urban Renewal West BK Urban Renewal Dist-A 5.550% 07/01/29	275,000	315,318
Helena MT Ctfs Partn 4.625% 01/01/24	270,000	303,380
Helena MT Ctfs Partn 5.000% 01/01/29	175,000	195,512
Missoula MT Tax Increment Urban Renewal 5.125% 07/01/26	125,000	135,439
MT Fac Fin Auth Health Care Facs Rev (Cmnty Counsel & Correctl Svcs) 4.500% 10/01/22	470,000	509,917
MT Fac Fin Auth Boyd Andrew Cmnty Svcs Proj 4.375% 10/01/20	285,000	308,436
MT Fac Fin Auth Health Care Facs Rev (Boyd Andrew Proj) 4.500% 10/01/22	215,000	233,260
MT St Health Fac Auth Health Care Rev (Lewis & Clark Office Proj) 5.100% 02/01/18	150,000	150,058
MT Health Facs Auth (Alternatives Inc) Prerelease Ctr. Rev 5.600% 10/01/17	560,000	561,613
MT Health Facs Auth (Boyd Andrew Prj) Pre Release Ctr 6.300% 10/01/20	795,000	796,200
PR Sales Tax Fin Corp Sales Tax Rev First Sub-Ser A 5.000% 08/01/24	800,000	854,816
PR Sales Tax Fing Corp Sales Tax Rev 5.000% 08/01/26	750,000	799,125
Whitefish MT Tax Increment Urban Renewal Rev Emergency Svcs PJ Ref 4.625% 07/15/20	100,000	107,120
		9,785,527
Transportation (13.2%)
Billings MT Arpt Rev 4.500% 07/01/18	800,000	877,840
Billings MT Arpt Rev 4.750% 07/01/19	350,000	389,851
Billings MT Arpt Rev 5.000% 07/01/20	235,000	264,833
Madison Cnty MT Rural Impt Dist 5.500% 07/01/25	770,000	831,769
Madison Cnty MT Rural Impt Dist 6.000% 07/01/30	1,000,000	1,076,710
Missoula MT Spl Assmt Pooled Spl Sidewalk Curb 4.750% 07/01/27	200,000	214,674
Missoula MT Spl Assmt Sidewalk Curb 6.000% 07/01/30	200,000	225,076
Missoula MT Spl Impt Dists #540 4.600% 07/01/24	100,000	103,710
Missoula MT Spl Impt Dists #540 4.600% 07/01/25	105,000	108,791
Missoula MT Spl Impt Dists NO 541 5.400% 07/01/29	370,000	417,774
Missoula MT Spl Impt Dists No 548 4.000% 07/01/19	190,000	207,830
Missoula MT Spl Impt Dists No 548 4.625% 07/01/23	240,000	263,813
Missoula MT Spl Impt Dists No 548 5.250% 07/01/27	240,000	269,765
Missoula MT Spl Impt Dists No 548 5.500% 07/01/31	235,000	264,445
MT St Dept Transn Rev Grant Antic Hwy 93 5.000% 06/01/22	350,000	403,179
MT St Dept of Transportation Rev Ref 5.000% 06/01/20	1,575,000	1,948,511
PR Comwlth Hwy & Transn Auth Hwy Rev 5.500% 07/01/20	165,000	212,657
PR Comwlth Hwy & Transn Auth Hwy Rev 4.950% 07/01/26	295,000	303,083
PR Comwlth Hwy & Transn Auth Hwy Rev 6.250% 07/01/21	500,000	587,260
PR Comwlth Hwy & Transn Auth Transn Rev 5.500% 07/01/29	370,000	382,399
PR Comwlth Hwy & Transn Auth Transn Rev 5.000% 07/01/26	300,000	288,180
PR Comwlth Hwy & Transn Auth Transn Rev 5.500% 07/01/23	750,000	797,333
		10,439,483
Utilities (7.3%)
Dillon MT Wtr & Swr Sys Rev 4.000% 08/01/41	675,000	719,631
*Forsyth MT Pollution Ctl Rev Ref Northwestern Corp Colstrip 4.650% 08/01/23	1,800,000	1,966,212
Livingston MT Swr Sys Rev 3.000% 07/01/25	385,000	400,007
Livingston MT Swr Sys Rev 3.100% 07/01/26	100,000	104,214
PR Elec Pwr Auth Pwr Rev 5.000% 07/01/28	1,000,000	1,022,850
PR Elec Pwr Auth Pwr Rev 5.000% 07/01/22	725,000	782,021
PR Elec Pwr Auth Pwr Rev 5.000% 07/01/25	750,000	768,840
		5,763,775

TOTAL MUNICIPAL BONDS (COST: $71,064,887)		$74,913,140

SHORT-TERM SECURITIES (7.2%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market Fund 0.010% (COST: $5,674,809)	5,674,809	$5,674,809

TOTAL INVESTMENTS IN SECURITIES (COST: $76,739,696) (102.1%)		$80,587,949
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%)		(1,653,774)

NET ASSETS (100.0%)		$78,934,175

^Variable rate security; rate shown represents rate as of December 31 2012.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.
#When-issued purchase as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PORTFOLIO MARKET SECTORS December 31, 2012

Other Revenue	23.3%
Health Care	18.3%
General Obligation	13.6%
Education	13.0%
Utilities	11.2%
Housing	9.2%
Cash Equivalents and Other	6.9%
Transportation	4.5%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2012

	Principal Amount	Fair Value
MUNICIPAL BONDS (93.1%)

Education (13.0%)
Barnes Cnty ND North Public Sch Dist Bldg Auth Lease Rev 4.000% 05/01/22	$250,000	$263,013
Fargo ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 05/01/20	250,000	273,180
Fargo ND Univ Facs Revenue Ref-NDSU Dev Fndtn Proj 3.000% 12/01/21	420,000	447,245
ND St Brd Higher Ed Rev Hsg & Aux - BSC 3.000% 05/01/20	205,000	219,580
ND St Brd Higher Ed Rev Hsg & Aux - BSC 3.000% 05/01/24	175,000	179,298
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.000% 08/01/18	175,000	181,825
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.500% 08/01/23	125,000	129,189
ND St Brd Higher Ed Rev Hsg & Aux - BSC 4.750% 05/01/19	100,000	102,366
ND St Brd Higher Ed Rev Hsg & Aux - BSC 5.350% 05/01/30	500,000	507,880
ND St Brd Higher Ed (ND St Univ Hsg & Aux Facs) 5.000% 04/01/27	250,000	276,158
ND St Brd Higher Ed 5.000% 04/01/25	160,000	181,123
St John ND Public Dist Bldg Auth Lease Revenue 3.000% 05/01/20	155,000	158,965
Univ of ND Revenues 5.000% 04/01/24	250,000	298,353
Univ of PR 5.000% 06/01/17	400,000	399,700
		3,617,875
General Obligation (13.6%)
Fargo ND Ref & Impt-Ser C 4.000% 05/01/32	250,000	272,763
Fargo ND Ref & Impt-Ser A 4.000% 05/01/23	1,000,000	1,135,770
Fargo ND Pub Sch Dist No 1 Ltd Tax 4.500% 05/01/21	250,000	268,538
Fargo ND Pub Sch Dist No 1 Ltd Tax 5.000% 05/01/23	200,000	221,728
Grand Forks ND Ref Impt 3.000% 12/01/28	115,000	117,026
Grand Forks ND Pub Bldg 4.625% 12/01/26	450,000	492,786
Minot ND Wtr & Swr Util Resv Rev 5.250% 10/01/22	200,000	228,814
Minot ND Wtr & Swr Util Resv Rev 5.375% 10/01/23	250,000	285,905
West Fargo Ref & Improvement GO 2.750% 05/01/25	200,000	202,028
*West Fargo ND Pub Sch Dist No 6 4.000% 05/01/23	500,000	565,445
		3,790,803
Health Care (18.3%)
Burleigh Cnty ND Health Care Rev Ref St Alexius Med Ctr-Ser A 5.000% 07/01/22	300,000	351,021
Burleigh Cnty ND Health Care Rev Ref St Alexius Med Ctr-Ser A 4.500% 07/01/32	250,000	266,410
Burleigh Cnty ND Mun Indl Dev Act Rev Ref MO Slope Luth Care Ctr 5.050% 11/01/18	125,000	126,590
Fargo ND Health Sys 5.500% 11/01/20	500,000	593,995
Fargo ND Health Sys 6.000% 11/01/28	500,000	603,960
Grand Forks ND Hlth Care Sys Revenue Altru Hlth Sys 5.000% 12/01/22	500,000	574,215
Grand Forks ND Hlth Sys Revenue Altru Hlth Sys 4.000% 12/01/27	600,000	620,658
Grand Forks ND Nursing Fac 7.250% 11/01/29	300,000	331,590
Langdon ND Health Care Facs Rev Cavalier Cnty Mem Hosp PJ 6.200% 01/01/25	155,000	166,541
Ward Cnty ND Health Care Fac Rev Trinity Obligated Group 5.250% 07/01/15	385,000	414,526
Ward Cnty ND Health Care Fac Rev Trinity Obligated Group 5.125% 07/01/25	500,000	522,600
Ward Cnty ND Health Care Fac Rev Trinity Obligated Group 5.125% 07/01/29	500,000	514,335
		5,086,441
Housing (9.2%)
ND St Hsg Fin Agy Rev Home Mtg Fin Prog Ser B 3.650% 01/01/20	100,000	103,307
ND St Hsg Fin Agy 4.450% 01/01/25	905,000	979,626
ND Pub Fin Auth McVille & Drayton Obl Grp 4.500% 06/01/26	400,000	448,140
ND (HFA) Hsg Fin Rev 5.200% 07/01/22	385,000	395,899
ND Hsg Fin Agy 5.150% 07/01/23	170,000	178,463
ND St Hsg Fin Agy 2.900% 07/01/20	300,000	301,605
ND St Hsg Fin Agy 3.050% 07/01/21	150,000	150,663
		2,557,703
Other Revenue (23.3%)
Fargo ND Bldg Auth Lease Rev 5.000% 05/01/20	50,000	50,120
Grand Forks Cnty ND Bldg Auth Lease Rev 5.000% 12/01/20	200,000	211,840
Grand Forks ND Mosquito Ctl Rev 4.750% 09/01/24	100,000	107,457
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/20	150,000	161,872
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/31	240,000	250,541
ND Pub Fin Auth St Revolving Fund 5.500% 10/01/27	250,000	295,727
ND Pub Fin Auth Indl Dev Prog 6.000% 06/01/34	200,000	231,876
ND St Pub Fin Auth St Revolving FD Prog Ser A 3.125% 10/01/23	200,000	216,672
ND Pub Fin Auth St Revolving FD Prog Ser A 5.000% 10/01/24	240,000	292,303
ND Pub Fin Auth St Revolving FD Prog Ser A 5.000% 10/01/22	500,000	619,705
ND Pub Fin Auth St Revolving FD Prog Ser A 5.000% 10/01/23	165,000	202,500
ND St Pub Fin Auth 3.000% 06/01/21	205,000	216,597
ND St Pub Fin Auth 3.000% 06/01/22	140,000	147,911
*ND Bldg Auth Lease Rev 5.000% 12/01/22	1,020,000	1,064,135
PR Comwlth Infrastructure Fing Auth Spl Tax Rev Ser A 5.500% 07/01/28	135,000	141,326
PR Pub Bldgs Auth Govt Fac Rev Gtd 5.500% 07/01/23	200,000	203,428
PR Sales Tax Fin Corp Sales Tax Rev First Sub-Ser A 5.000% 08/01/24	400,000	427,408
PR Sales Tax Fing Corp Sales Tax Rev 5.000% 08/01/26	150,000	159,825
Williams Cnty ND Sales Tax Rev 5.000% 11/01/21	100,000	102,932
Williams Cnty ND Sales Tax Rev 5.000% 11/01/31	75,000	76,121
Williams Cnty ND Sales Tax Rev 5.000% 11/01/31	250,000	253,737
Williston ND Parks & Rec Dist Sales Tax & Gross Revenue 4.000% 03/01/23	1,000,000	1,064,800
		6,498,833
Transportation (4.5%)
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 4.600% 06/01/24	350,000	395,230
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 5.000% 06/01/29	500,000	566,535
PR Comwlth Hwy & Transn Auth Hwy Rev 4.950% 07/01/26	290,000	297,946
		1,259,711
Utilities (11.2%)
Bismarck ND Wtr Revenue 2.500% 04/01/21	500,000	517,880
*Mclean Cnty ND Solid Waste Facs Rev Great River Energy Proj 4.875% 07/01/26	950,000	1,048,353
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.000% 08/01/25	500,000	536,175
PR Elec Pwr Auth Pwr Rev 5.000% 07/01/23	600,000	608,574
PR Elec Pwr Auth Pwr Rev 5.000% 07/01/26	250,000	257,120
South Central Regl Wtr Dist Util Sys Rev Ref - Northern Burleigh Cnty ND 5.000% 10/01/23	150,000	162,314
		3,130,416

TOTAL MUNICIPAL BONDS (COST: $24,605,675)		$25,941,782

SHORT-TERM SECURITIES (8.2%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market Fund 0.010% (Cost: $2,287,585)	2,287,585	$2,287,585

TOTAL INVESTMENTS IN SECURITIES (COST: $26,893,260) (101.3%)		$28,229,367
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.3%)		(359,899)

NET ASSETS (100.0%)		$27,869,468

^Variable rate security; rate shown represents rate as of December 31, 2012.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 31, 2012

	Tax-Free Fund for MT	Tax-Free Fund for ND
ASSETS
Investments in securities, at value (cost: $76,739,696 and $26,893,260, respectively)	$80,587,949	$28,229,367
Cash	15,075	0
Receivable for Fund shares sold	112,212	6,966
Accrued dividends receivable	439	202
Accrued interest receivable	1,085,791	299,730
Prepaid expenses	5,887	5,800
Total assets	$81,807,353	$28,542,065

LIABILITIES
Payable for securities purchased	$2,643,515	$628,474
Payable for Fund shares redeemed	95,758	0
Dividends payable	51,318	15,130
Payable to affiliates	65,186	20,639
Accrued expenses	17,401	8,354
Total liabilities	$2,873,178	$672,597

NET ASSETS	$78,934,175	$27,869,468

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$75,508,032	$26,706,409
Accumulated undistributed net realized gain (loss) on investments	(429,562)	(174,817)
Accumulated undistributed net investment income (loss)	7,452	1,769
Unrealized appreciation (depreciation) on investments	3,848,253	1,336,107

NET ASSETS	$78,934,175	$27,869,468

Shares outstanding	7,514,846	2,624,693
Net asset value per share*	$10.50	$10.62
Public offering price (sales charge of 3.75% and 3.75%, respectively)	$10.91	$11.03

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 31, 2012

	Tax-Free Fund for MT	Tax-Free Fund for ND
INVESTMENT INCOME
Interest	$2,723,184	$1,008,800
Dividends	1,025	339
Total investment income	$2,724,209	$1,009,139

EXPENSES
Investment advisory fees	$336,668	$122,468
Distribution (12b-1) fees	168,334	61,234
Transfer agent fees	94,267	34,291
Administrative service fees	118,267	58,291
Professional fees	13,120	6,404
Reports to shareholders	3,229	1,831
License, fees, and registrations	7,242	4,954
Audit fees	11,795	4,008
Trustees' fees	4,335	1,583
Transfer agent out-of-pockets	1,701	1,880
Custodian fees	9,571	4,368
Legal fees	6,845	2,480
Insurance expense	1,548	623
Total expenses	$776,922	$304,415
Less expenses waived or reimbursed	(121,046)	(65,866)
Total net expenses	$655,876	$238,549

NET INVESTMENT INCOME (LOSS)	$2,068,333	$770,590

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$43,637	$53,000
Net change in unrealized appreciation (depreciation) of investments	981,117	199,295
Net realized and unrealized gain (loss) on investments	$1,024,754	$252,295

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,093,087	$1,022,885

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2012

	Tax-Free Fund for MT	Tax-Free Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,068,333	$770,590
Net realized gain (loss) from investment transactions	43,637	53,000
Net change in unrealized appreciation (depreciation) on investments	981,117	199,295
Net increase (decrease) in net assets resulting from operations	$3,093,087	$1,022,885

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(2,065,610)	$(768,762)
Net realized gain on investments	0	0
Return of capital	0	0
Total distributions	$(2,065,610)	$(768,762)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$24,259,885	$8,194,479
Proceeds from reinvested dividends	1,480,822	574,196
Cost of shares redeemed	(4,329,763)	(2,678,326)
Net increase (decrease) in net assets resulting from capital share transactions	$21,410,944	$6,090,349

TOTAL INCREASE (DECREASE) IN NET ASSETS	$22,438,421	$6,344,472
NET ASSETS, BEGINNING OF PERIOD	$56,495,754	$21,524,996
NET ASSETS, END OF PERIOD	$78,934,175	$27,869,468

Accumulated undistributed net investment income	$7,452	$1,769

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 30, 2011

	Tax-Free Fund for MT	Tax-Free Fund for ND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,893,120	$771,512
Net realized gain (loss) from investment transactions	(135,607)	(33,344)
Net change in unrealized appreciation (depreciation) on investments	3,738,885	1,331,521
Net increase (decrease) in net assets resulting from operations	$5,496,398	$2,069,689

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,890,504)	$(768,237)
Net realized gain on investments	0	0
Return of capital	0	0
Total distributions	$(1,890,504)	$(768,237)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$12,525,949	$2,859,943
Proceeds from reinvested dividends	1,359,494	587,639
Cost of shares redeemed	(4,554,201)	(2,490,195)
Net increase (decrease) in net assets resulting from capital share transactions	$9,331,242	$957,387

TOTAL INCREASE (DECREASE) IN NET ASSETS	$12,937,136	$2,258,839
NET ASSETS, BEGINNING OF PERIOD	$43,558,618	$19,266,157
NET ASSETS, END OF PERIOD	$56,495,754	$21,524,996

Accumulated undistributed net investment income	$5,137	$7,029

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Viking Mutual Funds (the "Trust") was organized as a Delaware business trust on March 30, 1999 and commenced operations on August 3, 1999. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of two series (the "Funds").

The Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS"). The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Funds' Schedule of Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% contingent deferred sales charge "CDSC" may be assessed on shares of Tax-Free Fund for MT and Tax-Free Fund for ND if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2009.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized for financial reporting purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of market discount. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of December 31, 2012:

		Level 1	Level 2	Level 3	Total
Tax-Free	Short Term Securities	$5,674,809	$0	$0	$5,674,809
Fund for MT	Municipal Bonds	0	74,913,140	0	74,913,140
	Total	$5,674,809	$74,913,140	$0	$80,587,949

Tax-Free	Short Term Securities	$2,287,585	$0	$0	$2,287,585
Fund for ND	Municipal Bonds	0	25,941,782	0	25,941,782
	Total	$2,287,585	$25,941,782	$0	$28,229,367

See schedule of investments for a list of holdings. The Funds did not hold any Level 3 assets during the year ended December 31, 2012. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2012. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2012.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2012, were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Purchases	$24,607,051	$8,656,790
Sales	$3,749,259	$4,130,013

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/12	12/30/11	12/31/12	12/30/11
Shares sold	2,313,555	1,264,724	771,099	283,042
Shares issued on reinvestment of dividends	141,025	136,755	54,032	58,011
Shares redeemed	(413,358)	(457,603)	(251,764)	(246,756)
Net increase (decrease)	2,041,222	943,876	573,367	94,297

NOTE 6: Income Tax Information

At December 31, 2012, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Investments at cost	$76,732,244	$26,891,491
Unrealized appreciation	$3,903,654	$1,353,505
Unrealized depreciation	(47,949)	(15,529)
Net unrealized appreciation (depreciation)	$3,855,705*	$1,337,876*

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

The tax character of distributions paid was as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND
	Year	Year	Year	Year
	Ended 12/31/12	Ended 12/30/11	Ended 12/31/12	Ended 12/30/11
Tax-exempt income	$2,065,610	$1,890,504	$768,762	$768,237

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Accumulated capital and other losses	($429,562)	($174,817)
Unrealized appreciation/(depreciation)	3,855,705*	1,337,876*
Total accumulated earnings/(deficit)	$3,426,143	$1,163,059

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2012 are as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND
Expires in 2013	$50,681	$16,196
Expires in 2014	$51,062	$38,426
Expires in 2015	$56,897	$0
Expires in 2016	$72,824	$44,995
Expires in 2018	$106,551	$75,200
Non-expiring long-term losses	$91,547	$0
Total Capital Loss Carryforwards	$429,562	$174,817

For the year ended December 31, 2012, the Tax-Free Fund for MT and Tax-Free Fund for ND utilized capital loss carryforwards of $0 and $60,088, respectively, and made permanent reclassifications of $607,751 and $431,301, respectively, due to capital loss carryforward expirations.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50% of each Funds' average daily net assets. Under the terms of the Advisory Agreement, VFM has contractually agreed to pay all the expenses of the Funds (other than extraordinary or non-recurring expenses and acquired fund fees and expenses) until April 29, 2013 so that the net annual operating expenses do not exceed 0.98%. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary waivers and reimbursements, the expenses were at an annual rate of 0.97% of average daily net assets for the year ended December 31, 2012. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Year Ended 12/31/12	Payable 12/31/12
Tax-Free Fund for MT	$336,668	$32,587
Tax-Free Fund for ND	$122,468	$11,560

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." The Funds currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/12			Payable 12/31/12
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
Tax-Free Fund for MT	$619,825	$0	$168,334	$6,695	$0	$16,293
Tax-Free Fund for ND	$128,668	$0	$61,234	$509	$0	$5,780

IFS acts as the Funds' transfer agent for a monthly variable fee equal to 0.14% of the average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% of the Funds' average daily net assets on an annual basis for the first $0 to $200 million and at a lower rate in excess of $200 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Fund are also Officers and Governors of IFS.

	Year Ended 12/31/12				Payable 12/31/12
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Tax-Free Fund for MT	$42,326	$53,642	$50,863	$67,404	$4,442	$5,169
Tax-Free Fund for ND	$11,801	$24,370	$16,795	$41,496	$1,204	$1,586
* After waivers.

NOTE 8: Principal Risks

The Funds invest primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its respective state. Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of each Fund's portfolio, the greater its interest rate risk.

VIKING TAX-FREE FUND FOR MONTANA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$10.32	$9.62	$9.81	$9.12	$9.96

Income (loss) from investment operations:
Net investment income (loss)	$0.32	$0.38	$0.38	$0.39	$0.39
Net realized and unrealized gain (loss) on investments[3]	0.18	0.70	(0.19)	0.69	(0.84)
Total from investment operations	$0.50	$1.08	$0.19	$1.08	$(0.45)

Less Distributions:
Dividends from net investment income	$(0.32)	$(0.38)	$(0.38)	$(0.39)	$(0.39)
Total distributions	$(0.32)	$(0.38)	$(0.38)	$(0.39)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$10.50	$10.32	$9.62	$9.81	$9.12

Total Return (excludes any applicable sales charge)	4.93%	11.46%	1.93%	11.97%	(4.66%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$78,934	$56,496	$43,559	$35,789	$10,586
Ratio of expenses to average net assets after waivers[1,2]	0.97%	0.96%	0.96%	0.92%	0.85%
Ratio of expenses to average net assets before waivers[2]	1.15%	1.24%	1.35%	1.31%	1.10%
Ratio of net investment income to average net assets[1,2]	3.07%	3.83%	3.87%	3.98%	4.03%
Portfolio turnover rate	5.79%	12.64%	25.34%	11.14%	14.34%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$10.49	$9.84	$10.07	$9.22	$10.10

Income (loss) from investment operations:
Net investment income (loss)	$0.34	$0.38	$0.38	$0.40	$0.40
Net realized and unrealized gain (loss) on investments[3]	0.13	0.65	(0.23)	0.85	(0.88)
Total from investment operations	$0.47	$1.03	$0.15	$1.25	$(0.48)

Less Distributions:
Dividends from net investment income	$(0.34)	$(0.38)	$(0.38)	$(0.40)	$(0.40)
Total distributions	$(0.34)	$(0.38)	$(0.38)	$(0.40)	$(0.40)

NET ASSET VALUE, END OF PERIOD	$10.62	$10.49	$9.84	$10.07	$9.22

Total Return (excludes any applicable sales charge)	4.48%	10.72%	1.48%	13.77%	(4.89%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$27,869	$21,525	$19,266	$18,173	$5,054
Ratio of expenses to average net assets after waivers[1,2]	0.97%	0.96%	0.96%	0.92%	0.85%
Ratio of expenses to average net assets before waivers[2]	1.24%	1.34%	1.42%	1.49%	1.21%
Ratio of net investment income to average net assets[1,2]	3.15%	3.81%	3.79%	3.94%	4.10%
Portfolio turnover rate	17.26%	22.63%	29.47%	52.28%	30.91%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Viking Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Viking Mutual Funds, comprising Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota (the "Funds"), as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years prior to December 31, 2010, were audited by another independent registered public accounting firm, whose report dated February 16, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Viking Mutual Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 28, 2013

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/29/12	Ending Account Value 12/31/12	Expenses Paid During Period*	Annualized Expense Ratio

Viking Tax-Free Fund for Montana
Actual	$1,000.00	$1,026.43	$4.99	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.98	0.98%

Viking Tax-Free Fund for North Dakota
Actual	$1,000.00	$1,022.54	$4.98	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.98	0.98%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2012, the Board of Trustees, including a majority of the independent Trustees of the Funds, renewed the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking.

The Trustees, including a majority of Trustees who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory Agreements. In determining whether it was appropriate to renew the Advisory Agreements, the Trustees requested information, provided by the Investment Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to twelve funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of July 31, 2012, the risk for: (1) Viking Tax-Free Fund for North Dakota was above average overall and for the 3, 5, and 10-year time period. (2) Viking Tax-Free Fund for Montana was average overall and for the 5, and 10-year time period. It was above average for the 3-year time period.

As of August 31, 2012, the Fund performance for: (1) Viking Tax-Free Fund for North Dakota returns for the 1, 3, 5 and 10-year periods were below its index, but above its median classification; (2) Viking Tax-Free Fund for Montana returns for the 1, 3, 5 and 10-year periods were below its index, but above its median classification.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Trustees discussed the fact that the advisor does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: A comparison of the net operating expenses for the Viking Tax-Free Fund for Montana and for the Viking Tax-Free Fund for North Dakota to other funds of similar objective and size reflected that the Viking Tax-Free Fund's expense ratios of 0.99% was comparable to the average expense ratio of other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the renewal of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Robert E. Walstad and Shannon D. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. Mr. Walstad and Mr. Radke own membership interests of approximately 10% and 9%, respectively, in Corridor. They initially received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Mr. Radke and Mr. Walstad have purchased a portion of their membership interests in Corridor. Certain other current employees of Corridor own, in the aggregate, approximately 29%-30% of the total membership interests in Corridor, with those employees individually owning an interest of 0.06% to 1.89%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke and Monte Avery (the "Portfolio Manager" of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 4% by Corridor of the employees gross pay.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Fund consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as trustees for the four series of The Integrity Funds, and the five series of Integrity Managed Portfolios. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of the five series of Integrity Managed Portfolios, the four series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves the Fund until its termination; or until the Trustee's retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: August 2009 Funds overseen: 11 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board, Governor: Mainstream Investors, LLC (2012 to present)

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS

Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; President (2009 to 2012): Integrity Fund of Funds, Inc.; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President: (2009 to present), The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009); and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, LLC; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.
	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
	•	open an account or seek financial or tax advice
	•	provide account information or give us your contact information
	•	make a wire transfer

We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
	•	sharing for affiliates' everyday business purposes—information about your creditworthiness
	•	affiliates from using your information to market to you
	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds
•	Viking Mutual Funds
•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

[Logo[

Equity Funds

Williston Basin/Mid-North America Stock Fund

Integrity Dividend Harvest Fund

Integrity Growth & Income Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $15,600 for the year ended December 31, 2012 and $25,500 for the year ended December 31, 2011.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2012 and $0 for the year ended December 31, 2011.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen and Brady, Martz & Associates, P.C. ("Brady, Martz") for tax compliance, tax advice, and tax planning were $5,000 for the year ended December 31, 2012 (by Cohen)and $3,090 for the year ended December 31, 2011 (by Brady, Martz). Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 1, 2013

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 1, 2013